Exhibit 99.1

NASDAQ: UGRO urban - gro, Inc operating as Flash Sports G Medi a, Inc. Strategic Focus: LPL Broadcast Rights & Expansion into Malaysia, Singapore, and Zimbabwe urban - gro, Inc.

1.1 LEGAL DISCLOSURES Forward - Looking Statements G Risk Factors Important Legal Information: This presentation contains forward - looking statements under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve known and unknown risks that may cause actual results to differ materially from projections. Investors are cautioned not to place undue reliance on forward - looking statements or projections presented herein, which are based on current expectations and subject to significant risks and uncertainties. 1 Market Risks Cricket broadcast rights valuations may fluctuate; competition from Disney Star, Viacom18, Sony; changes in consumer viewing habits. 2 Operational Risks Ability to successfully integrate IPG operations; execution of expansion plans in Malaysia, Singapore, and Zimbabwe; securing franchise agreements. 3 Financial Risks Revenue recognition timing; dependence on media rights renewals; ticket sales volatility; merchandise demand uncertainty. 4 Regulatory Risks Compliance with Nasdaq listing standards (regained March 2026); SEC reporting requirements; international broadcasting regulations. 5 Competitive Risks Willow TV and Sling TV market position ; emerging OTT platforms ; alternative cricket leagues (IPL, PSL, BBL) . Recent Corporate Events See SEC filings (Forms 8 - K, 10 - K, 10 - Q) for complete risk factors and financial information.

2.1 MARKET ANALYSIS

The Opportunity: A $10–12 Billion Global T20 Cricket Market[1]

$10–12B

Global Cricket Market Valuation

Table 1: Global T20 League Comparison

League	Media Rights	Annual Revenue	Franchise Value
IPL	$6.2B (2023-27)	$1.95B	$1.6B+
SA20	~$100M	Undisclosed	$25-35M
PSL	PKR 2,600 Cr	$120-135M	Growing
LPL	**Undervalued Entry**	**Sub-$15M**	**Acquisition Target**

Source: Media Partners Asia, ESPNcricinfo, Intel Market Research

(1) Market data is based on third-party sources and industry estimates and is provided solely for general industry context. Such information is not indicative of the Company's current or future performance.

The Problem We're Solving

- **Willow TV**
  ~$4.9M annual revenue, 30 employees. Struggling to scale without IP ownership.
- **Sling TV**
  ~$2.1M cricket-specific revenue. Generalist OTT losing ground to specialized platforms.

Our Solution

1. **Acquire LPL commercial rights** for exclusive content ownership
2. **Expand to Malaysia, Singapore, Zimbabwe** for geographic diversification
3. **Build owned broadcast channel** to capture 100% of media value chain

Market Gap

No vertically integrated cricket media company owns both content IP and distribution

3.1 CORPORATE STRUCTURE

Company Overview: Flash Sports & Media, Inc.

Organizational Hierarchy

urban-gro, Inc. NASDAQ: UGRO
Parent Company • Regained full Nasdaq compliance March 9, 2026

↓

Flash Sports & Media, Inc.
Operating Subsidiary • Cricket IP & League Operations

↓

IPG FZ, LLC
Strategic Partner • LPL Rights & Production

Transaction Highlights

Merger Date February 17, 2026	**Reference Price** $3.23/share
Flash Ownership ~90% fully-diluted	**Equity Position** >$2.5M (Compliant)

Leadership Team

Bradley Nattrass
Chief Executive Officer
Strategic vision and operational leadership for cricket media expansion

Eric Sherb
Chief Financial Officer
Public company financial management and capital markets expertise

Anil Mohan
Founder & Chairman, IPG
Cricket industry veteran with proven league development track record

Anna G.
President, Flash Sports
Day-to-day operations and strategic partnership execution

Strategic Position

Public-market structure with institutional governance standards, enhanced capital access, and long-term expansion planning capabilities.

Source: SEC Form 8-K filings, February-March 2026

4.1 STRATEGIC ASSET

The LPL Acquisition: Lanka Premier League


CEAT

Asset Overview

- **Property:** LPL — Sri Lanka's premier T20 franchise tournament
- **Rights Held:** Commercial and media rights (via agreements with IPG, subject to terms, conditions and limitations).
- **IP Owner:** Sri Lanka Cricket (SLC) — long-term agreement
- **Current Broadcast:** Sony Sports Network (2024-2027)

Strategic Value

Entry Price	Sub-$15M Annual
Global Ranking	#9 (Growth Room)
Expansion	6th Team (2025)

Source: ESPNcricinfo, Sri Lanka Cricket announcements

League Fundamentals

5→6 Teams (2025)	23 Matches
15 Days	Nov-Dec Window

Optimal pre-IPL positioning maximizes viewership and star player availability

Star Power & Appeal

Lasith Malinga
Sri Lankan Legend

Angelo Mathews
Former Captain

Plus international players from India, Pakistan, Australia, and West Indies

Investment Thesis: LPL represents an opportunity for participation into the rapidly growing T20 franchise ecosystem, with possible upside potential through team expansion and improved broadcast arrangements.

5.1 REVENUE ARCHITECTURE Revenue Model: Multi - Stream Architecture Table 2: Revenue Streams G Margin Profile Margin Description Revenue Stream 60 - 70% Broadcast licensing (linear TV & OTT) Media Rights 40 - 50% Stadium gate (80% team / 20% league) Ticket Sales 30 - 40% Team jerseys, fan gear, collectibles Merchandise 50 - 60% Title sponsors, jersey deals, branding Sponsorships 70 - 80% Digital advertising, broadcast commercials Ad Revenue Recurring Team acquisition & annual payments Franchise Fees Vertical Integration Advantage Traditional Model: Distributors capture 15 - 20% fees while content owners retain limited value. Our Model: Owning both IP AND broadcast channel captures 100% of media value . 100% Capture Financial Projections (LPL Standalone) Year 1 $8 - 12M Year 3 $25 - 35M Year 5 $50 - 75M Key Growth Drivers • Team expansion (5 → 6 franchises) • Extended tournament format • Direct - to - consumer streaming • Premium sponsorship packages • International market expansion Source: IPL business model analysis, cricket industry reports

6.1 DISTRIBUTION STRATEGY The Broadcast Strategy: From Licensing to Ownership Current State: Third - Party Dependency Sony Sports Network Current LPL rights holder (India, Sri Lanka, Bangladesh) through 2027 Sky Sports UK rights (non - exclusive arrangement) LiveNow 111 countries through 2024 Problem: Revenue leakage to intermediaries; limited control over fan experience and pricing power. Three - Phase Evolution 1 Phase 1: Rights Consolidation (2026 - 27) • Negotiate direct - to - consumer streaming rights • Launch "Flash Cricket" OTT app (NA/EU diaspora) • Illustrative Example: 500K subscribers @ $9.99/mo = $60M ARR (1) 2 Phase 2: Linear Channel (2027 - 28) • Launch 24/7 cricket channel (SEA & Africa) • Bundle LPL + Malaysia + Singapore + Zimbabwe • Cable/satellite carriage deals 3 Phase 3: Global Platform (2028+) • Challenge Willow TV (North America) • Compete with Hotstar/JioCinema (diaspora) • Full vertical integration: Content → Distribution → Ads Value Chain Capture Content → Distribution → Advertising Source: Industry analysis, SEC filings (1) For illustrative purposes only. Subject to market adoption, pricing and execution assumptions.

7.1 GEOGRAPHIC EXPANSION

Expansion Strategy: Malaysia, Singapore, Zimbabwe

Malaysia

Launch: June 7–27, 2026

Inaugural edition, 5 franchises

Partners: MCA + IPG Group

Market: 32M+ population

Opportunity: Strong South Asian diaspora

Recently hosted ICC U19 Women's World Cup 2025

Singapore

Launch: 2027 Target

Upgrade to professional franchise model

Current: SCA Development League

Market: Affluent fanbase

Opportunity: Corporate sponsorships

Strategic Southeast Asia hub with world-class infrastructure

Zimbabwe

Launch: 2027 Target

First professional franchise tournament

Current: Limited commercial structure

Market: Low cost base

Opportunity: Growing participation

Valuable regional African broadcast rights

Operational Synergies Across All Leagues

Centralized Production
4K broadcast standards

Shared Talent Pool
Cross-league player access

Player Draft System
Unified talent distribution

Unified Sponsorships
Multi-league packages

Ecosystem Vision: Four interconnected leagues creating a year-round cricket calendar with centralized operations, shared resources, and maximized commercial value.

Source: Malaysian Cricket Association, Singapore Cricket Association, Zimbabwe Cricket

(1) Expansion plans are subject to regulatory approvals, partnership agreements, and operational execution, and there can be no assurance that such initiatives will be completed as currently contemplated.

8.1 COMPETITIVE ANALYSIS

Competitive Advantage: Why Willow TV & Sling Are Vulnerable(1)

Competitor Analysis

Willow TV

$4.9M	30
Revenue	Employees

Primarily operates as a distribution-focused platform with limited proprietary content ownership, based on publicly available information.

Sling TV Cricket

~$2.1M
Cricket Revenue (est.)

Generalist OTT — not cricket-native, minimal sport-specific investment

The Endgame

$100M+

Revenue cricket media company while legacy distributors face margin compression

Source: Growjo, Owler, industry estimates

Table 3: Competitive Differentiation Matrix

Factor	Willow TV / Sling	Flash Sports & Media
Content Ownership	License from others	Own LPL + expansion leagues
Revenue Capture	15-20% distribution fee	Greater portion of media value chain
Fan Data	Limited access	Direct relationship
Pricing Power	Commoditized	Premium for exclusive content
Expansion	Expensive rights bidding	Organic league development

Strategic Moats

IP Ownership
Hard-to-replicate league licenses

Vertical Integration
Content to distribution control

Geographic Scale
Four-league ecosystem

(1) Information relating to third parties is based on publicly available sources and estimates that have not been independently verified.

9.1 MARKET DYNAMICS Market Timing: Why Now? 1 IPL Rights Plateau IPL media rights expected at $5.4B (2028 - 32), down 13% per - match value. JioHotstar facing $1.8 - 2B cumulative losses, making alternative cricket content more valuable. - $13% Per - match value $1.8 - 2B JioHotstar losses 2 T20 Franchise Boom Global T20 franchise valuations exceed $1.6 billion. Rajasthan Royals valued at $1.6B; RCB at $1.8B. Early entry opportunity before emerging market valuations spike. $1.6B+ RR valuation $1.8B RCB valuation 3 Southeast Asia Growth Malaysia hosting first professional T20 league in 2026. Singapore upgrading facilities and talent programs. First - mover advantage in greenfield markets. 2026 Malaysia inaugural edition 4 NASDAQ Compliance Regained full compliance March 9, 2026. Institutional capital markets access restored. Public currency available for acquisitions and expansion. Mar 9, 2026 Full Nasdaq compliance 5 Willow TV Stagnation Minimal revenue growth with no IP strategy creates opportunity to disrupt complacent incumbent. Legacy distributors face margin compression while we build vertically integrated ecosystem. ~$5M Willow TV Revenue Source: Media Partners Asia, SEC filings, cricket industry reports

10.1 FINANCIAL OUTLOOK Financial Projections: Path to $100M Revenue Table 4: Five - Year Revenue Projections ($ Millions) Total Broadcast Zimbabwe Singapore Malaysia LPL Year $17 $2 — — $3 $12 2026 $37 $8 $1 $2 $8 $18 2027 $70 $20 $4 $6 $15 $25 2028 $107 $35 $8 $12 $22 $30 2029 $143 $50 $12 $18 $28 $35 2030 Key Assumptions • LPL: 6 teams by 2027 • Malaysia: 6 teams by 2028 • Singapore: 2027 launch • Zimbabwe: 2027 launch • Flash Cricket: 2M subs by 2030 EBITDA Margins Years 1 - 2 10 - 15% Years 3 - 4 25 - 30% Year 5+ 35 - 40% Investment → Operating Leverage → Maturity Capital Requirements Initial $15 - 20M Growth $30 - 40M Projections are illustrative only, are based on assumptions determined by management and are subject to significant risks and uncertainties. Actual results may differ materially.

11.1 ECOSYSTEM & PARTNERSHIPS

Strategic Partnerships: IPG Integration & Ecosystem

IPG Merger

- **Completed:** March 2026 (all-stock)
- **Assets:** LPL rights, league management, production
- **Leadership:** Anil Mohan (Founder & Chairman)
- **Value Add:** 4K production, centralized ops



Operational Excellence

- Centralized sponsorship revenue
- 4K broadcast production standards
- Cross-league player draft system
- Unified merchandise platform

Source: Business Insider, IPG press releases

Table 5: Key Strategic Partnerships

Partner	Role	Value
Sri Lanka Cricket	LPL IP Owner	Exclusive commercial rights through 2027+
MCA	League Development	First professional T20 league in region
SCA	Market Entry	Established cricket infrastructure
Zimbabwe Cricket	Expansion Rights	Untapped African market
Sony Sports	Current Broadcaster	Transition partner to direct model

Partnership Value Creation

Governing Bodies
Legitimacy & regulatory support

Broadcasters
Distribution & transition pathway

IPG
Production & operational expertise

12.1 INVESTMENT CASE Investment Thesis: Strategic Rationale and Business Overview 1 Asset - Backed Growth • Real IP assets (LPL rights) with contractual revenue streams • Hard - to - replicate league licenses in emerging markets • Physical infrastructure (stadiums, broadcast facilities) Tangible assets with intrinsic value 2 Public Market Structure • NASDAQ listing provides a public market structure and reporting framework • Institutional governance standards • Currency for future acquisitions NASDAQ: UGRO (Compliant) 3 Experienced Management • IPG team with proven league development track record • Public company CFOs (Eric Sherb, Dick Akright) • Cricket industry relationships and expertise Leadership with execution capability 4 Multiple Expansion Paths • Organic: Grow existing leagues (more teams, matches) • Geographic: Bangladesh, UAE expansion planned • Vertical: Launch owned broadcast channel • M&A: Acquire complementary leagues or tech Four vectors for value creation 5 Current Market Position Current market cap provides potential for growth, subject to execution and market conditions. Comparable cricket media assets trade at 8 - 12x revenue. Targeted path to profitability, subject to execution and market conditions. Risk Mitigation Diversified across 4 leagues and multiple revenue streams Public company disclosure and oversight Experienced board and advisors

NASDAQ: UGRO Join the Cricket Revolution Next Steps Contact Information 1 Due diligence materials available upon request Flash Sports & Media, Inc. 2 Management presentation to qualified investors A Subsidiary of urban - gro, Inc. 3 Site visits to LPL and Malaysia operations NASDAQ: UGRO 4 Board meeting for strategic partnership discussions CEO: Bradley Nattrass CFO: Eric Sherb flashsm.com Legal Disclaimer: